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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

                      FEBRUARY 5, 2001 (JANUARY 21, 2001)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          MARVELL TECHNOLOGY GROUP LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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
            BERMUDA                              0-30877                           77-0481679
(STATE OR OTHER JURISDICTION OF         (COMMISSION FILE NUMBER)      (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)
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

                     RICHMOND HOUSE
                        3RD FLOOR
                   12 PAR LA VILLE ROAD
                     HAMILTON HM DX
                        BERMUDA
       (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)              (ZIP CODE)
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       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395

                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     On January 21, 2001, Marvell Technology Group Ltd., a Bermuda corporation ("Marvell" or the "Registrant"), completed its acquisition of Galileo Technology Ltd., a company organized under the laws of Israel ("Galileo"), pursuant to the merger of Toshack Acquisitions Ltd., a company organized under the laws of Israel and a direct wholly owned subsidiary of Marvell ("Toshack") into Galileo. As a result of the merger, each outstanding ordinary share of Galileo was converted into the right to receive 0.674 shares of Marvell common stock. In connection with the acquisition, Marvell will issue approximately 29.1 million shares of its common stock to former Galileo shareholders.

     The transaction was completed pursuant to the terms of an Agreement of Merger, as amended, by and among Marvell, Galileo and Toshack, dated as of October 16, 2000 (the "Merger Agreement"). The terms of the Merger Agreement, including the merger consideration, were the result of arms length negotiations between Marvell and Galileo. For further information with respect to the terms of the merger, reference is made to the Merger Agreement, attached as Exhibit
2.1 to this report and incorporated herein by reference.

     Galileo develops high-performance communications Internetworking and Switching products for the data networking market. Marvell intends to continue to operate in this business through Galileo.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     In accordance with paragraph (a)(4) of Item 7 of Form 8-K, the historical financial statements of Galileo required in connection with the acquisition by Marvell of Galileo are not included in this initial report, but will be filed within 60 days after the date of this report.

(b)  Pro Forma Financial Information

     In accordance with paragraph (b)(2) of Item 7 of Form 8-K, the pro forma financial information required in connection with the acquisition by Marvell of Galileo are not included in this initial report, but will be filed within 60 days after the date of this report.

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(c)  Exhibits

2.1 Agreement of Merger, as amended, by and among Marvell Technology Group Ltd., Galileo Technology Ltd. and Toshack Acquisitions Ltd., dated as of October 16, 2000 (incorporated by reference to Exhibit 2.1 of the Registrant's registration statement on Form S-4 (Registration No. 333-50206)).

23.1 Consent of Ernst & Young LLP, Independent Auditors*


*    To be filed by amendment.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: February 5, 2001

                                       MARVELL TECHNOLOGY GROUP LTD.


                                       By: /s/ Sehat Sutardja
                                           -------------------------------------
                                           Sehat Sutardja
                                           President and Chief Executive Officer

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                                  EXHIBIT INDEX

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
Exhibit No.       Document
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
Exhibit 2.1       Agreement of Merger, as amended, by and among Marvell Technology Group Ltd., Galileo
                  Technology Ltd. and Toshack Acquisitions Ltd., dated as of October 16, 2000
                  (incorporated by reference to Exhibit 2.1 of the Registrant's registration statement on Form S-4 (Registration No. 333-50206)).

Exhibit  23.1     Consent of Ernst & Young LLP, Independent Auditors*
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*    To be filed by amendment.